Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act

I, George Oliva, the Principal Financial Officer of RYVYL, INC. (the “Company”), hereby certify that, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge:

1.

The Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2023 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ George Oliva
Name:	George Oliva
Title:	Chief Financial Officer
(Principal Financial Officer)

Date: November 13, 2023